                                                                     EXHIBIT 4.4


                              MAGINET CORPORATION

             FIRST AMENDMENT OF AMENDED AND RESTATED SHAREHOLDERS'
                    AGREEMENT DATED AS OF DECEMBER 29, 1995


     This First Amendment (the "First Amendment") is made and entered into as of May 15, 1996 pursuant to Section 10.8 of the Amended and Restated Shareholders' Agreement dated December 29, 1995 (the "Shareholders' Agreement") by and among MagiNet Corporation, a California corporation (the "Company"), the holders of outstanding securities of the Company listed on Exhibit A to the Shareholders'
                                                ---------
Agreement, and any purchasers of the Company's Series D Preferred Stock subsequent to the date hereof referred to in Section 12 of this First Amendment. Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Shareholders' Agreement.

                                R E C I T A L S

     A. Pursuant to Section 1 of the Shareholders' Agreement, the Company granted certain registration rights to the Holders;

     B. Pursuant to Section 2 of the Shareholders' Agreement, the Shareholders entered agreements relating to the election of directors;

     C. Pursuant to Section 3 of the Shareholders' Agreement, the Company granted to the Right Holders a right of first refusal to acquire New Securities;

     D. Pursuant to Section 4 of the Shareholders' Agreement, the Shareholders agreed to certain restrictions on transfer of the Company's securities held by the Shareholders and granted the Company and the Remaining Holders a right of first offer on transfers by such Shareholder;

     E. The Shareholders' Agreement grants certain other rights to and imposes certain additional obligations on the Company and the other parties to the Shareholders' Agreement;

     F. On December 29, 1995, the Company closed the first sale and issuance of its Series D Preferred Stock (the "Series D Preferred") to certain Shareholders, each of whom became a party to the Shareholders' Agreement as a condition to purchasing such Series D Preferred;

     G.  The individuals and entities listed on Schedule A attached hereto (the
                                                ----------
"New Series D Purchasers") are purchasing shares of the Series D Preferred at the second closing of the Company's sale and issuance of the Series D Preferred;

     H. The New Series D Purchasers wish to be parties to the Shareholders' Agreement on the same terms and subject to the same conditions as the prior purchasers of the Series D Preferred; and

     I. As an inducement to the New Series D Purchasers to purchase the Series D Preferred, the Company and the rights holders under the Shareholders' Agreement have agreed to enter this First Amendment in order to make the New Series D Purchasers parties to the Shareholders Agreement.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and the mutual promises and covenants contained herein, the parties hereto agree as follows:

     1. Exhibit A of the Shareholders Agreement is hereby restated as set forth on Schedule B hereto to include the New Series D Purchasers.
   ----------

     2. The New Series D Purchasers shall be deemed "Shareholders" or "Holders" for all purposes under the Shareholders' Agreement.

     3. The definition of "Common Warrants" set forth in Section 1.1 of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

         " `Common Warrants' means (i) those warrants, dated August 15, 1995
            ---------------
     and amended May 15, 1996, to purchase shares of Common Stock of the Company granted to certain investors in connection with the purchase and sale of the Company's Senior Secured Notes due 2000 in the aggregate principal amount of up to $30,000,000 pursuant to the Note Agreement dated August 15, 1995, as amended pursuant to the First Amendment Agreement dated as of May 15, 1996 and (ii) those warrants dated May 15, 1996 to purchase shares of Common Stock of the Company granted to the purchasers of the Company's Series D Preferred Stock."

     4. Section 1.5 of the Shareholders Agreement is hereby amended to delete the phrase ", unless the Holders shall agree that such withdrawn registration shall be counted as a registration for purposes of Section 1.2(a)(ii)(D)."

     5. Section 1.14 of the Shareholders Agreement is hereby restated to read in its entirety as follows:

         "1.14  Lock-Up Provision.  If requested by the Company and an
                -----------------
     underwriter of equity securities of the Company, no Holder shall sell or otherwise transfer or dispose of any Restricted Securities (without the written consent of such underwriters and other than those securities included in the registration) during the up to one hundred eighty- (180-) day period following the effective date of a registration statement filed in connection with the public offering of the Company's securities, provided that all officers and directors enter into similar agreements. The obligations described in this

     Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar form that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the one hundred eighty- (180-) day period."

     6. Section 2.2 of the Shareholders Agreement is hereby restated to read in its entirety as follows:

         "2.2  Election of Directors.  Each time the Shareholders shall meet,
               ---------------------
     or act by written consent in lieu of acting at a meeting, for the purpose of electing one or more directors of the Company, each Shareholder agrees to vote its Shares (i) for the election of three (3) representatives of Sunset Partners (hereinafter defined as Sunset Partners, L.P., Sunset Partners II, L.P., and Sunset Partners III, L.P. collectively), (ii) for the election of one (1) representative of Pomona Capital and its affiliated partnerships, and (iii) in the event that Equity-Linked Investors II ("ELI-II") shall become entitled to elect a representative to the Board of Directors pursuant to Section 3.2 of the Series D Preferred Stock Investors Rights Agreement (the "Series D Rights Agreement") of even date herewith, for the election of one (1) representative of ELI II; provided, however, that each Shareholder also agrees to vote its shares for the election of two (2) representatives of the holders of Series C Preferred Stock as two additional directors (resulting in a board of nine (9) directors) if the Company fails to meet any one or more of the following three criteria for the period (the "Relevant Period") commencing on the date hereof and ending December 31, 1996:

         (a) average gross revenues per room of not less than $30 per month for the Relevant Period,

         (b) at least 100,000 rooms installed by the end of the Relevant Period, and

         (c) a capital cost per room (including the cost of interactive shopping, but excluding the cost of televisions) of not more than $600 based on rooms added during the Relevant Period.

     The obligation assumed by each Shareholder hereunder to vote its Shares as set forth above shall be deemed to be a right coupled with an interest in favor of each other Shareholder, and each other Shareholder may, by acting through a person designated by Shareholders holding a majority of the Shares subject to this provision, vote such Shareholder's Shares by proxy. The parties to this Restated Shareholders' Agreement shall vote their Shares to maintain a board of seven (7) directors, unless either (i) one or more of the foregoing three criteria are not met during the Relevant Period or (ii) ELI-II shall become entitled to elect a representative to the Board of Directors pursuant to the Series D Rights Agreement. In the case of (i) above, the parties hereto shall vote their Shares to increase the board to nine (9) directors with the additional two (2) directors nominated and elected as set forth above. In the case of (ii) above, the parties hereto shall vote their shares to increase the board by one director and to elect the representative of ELI-II to fill such position as set forth above and in the Series D Rights Agreement."

     7. Section 2.4 of the Shareholders Agreement is hereby restated to read in its entirety as follows:

         "2.4  Effectiveness; Termination.  This Section 2 shall become
               --------------------------
     effective on the date hereof. This Section 2 shall terminate upon the closing of the Company's first offering of voting equity securities to the public pursuant to a registration statement filed with the Securities and Exchange Commission or the equivalent securities authority or agency in any foreign jurisdiction. If Sunset Partners holds less than fifty percent (50%) of the shares of Series C Preferred Stock it holds on the effective date of this Restated Shareholders' Agreement, then each Shareholder agrees to vote its shares for the election of two (2) representatives of Sunset Partners. If Sunset Partners holds less than twenty-five (25%) of the shares of Series C Preferred Stock it holds on the effective date of this Restated Shareholders' Agreement, then each Shareholder agrees to vote its shares for the election of one (1) representative of Sunset Partners. With respect to Sunset Partners, the provisions of this Section 2 shall terminate when Sunset Partners holds less than ten percent (10%) of the shares of Series C Preferred Stock it holds on the effective date of this Restated Shareholders' Agreement. With respect to Pomona Capital, the provisions of this Section 2 shall terminate when Pomona Capital and its affiliated partnerships hold less than fifty percent (50%) of the shares of Series C Preferred Stock such entities hold on the effective date of this Restated Shareholders' Agreement. With respect to ELI-II, the provisions of this Section 2 shall terminate upon the termination of ELI-II's right to elect a member of the Company's Board of Directors pursuant to the Series D Rights Agreement."

     8. The New Series D Purchasers shall be deemed "Rights Holders" for purposes of Section 3 of the Shareholders' Agreement.

     9. Section 3.3(e) and 3.3(f) are hereby deleted, and Section 3.3 is hereby amended to include the following subsections to Section 3.3:

               "(e) securities issued to dealers, trade vendors, sales representatives, equipment lessors, commercial lenders (or their guarantors) or joint venturers of the Company on terms approved by the Board of Directors;

               (f) securities issued to holders of the Company's Senior Secured Notes due 2000 in consideration of such holder's amendment or waiver at the Company's request of provisions of the Note Agreement dated August 15, 1995; and

               (g) securities issued to effect any stock split or stock dividend by the Company."

     10. The New Series D Purchasers shall be deemed "Remaining Holders" for purposes of Section 4 of the Shareholders' Agreement.

     11. Section 10.8 of the Shareholders Agreement is hereby restated to read in its entirety as follows:

         "10.8  Entire Agreement; Amendment and Waiver.  This Restated
                --------------------------------------
     Shareholders' Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Except as provided in Section 1.12, any term of this Restated Shareholders' Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of more than seventy-five percent (75%) in interest of the Holders and the written consent of the Company. Any amendment or waiver effected in accordance with this Section 10.8 shall be binding upon each Holder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder."

     12. Each of the parties hereto acknowledges that the Company may sell and issue additional shares of the Series D Preferred subsequent to the date hereof and prior to May 31, 1996. Each of the parties hereto agrees that each such purchaser shall become a party to this First Amendment and the Shareholders' Agreement without further amendment hereof or thereof, and each such purchaser shall be deemed a New Series D Purchaser for all purposes hereunder upon execution of a counterpart signature page to this First Amendment. The Company shall amend Schedule A attached hereto to reflect the addition of such
            ----------
subsequent New Series D Purchasers and shall deliver a copy of such revised

Schedule A to each party hereto.  In no event shall the number of outstanding
- ----------
shares of Series D Preferred exceed 3,142,858 without amendment of the Company's Amended and Restated Articles of Incorporation authorizing such additional shares of Series D Preferred.

     13. Except as expressly set forth in this First Amendment, the Shareholders' Agreement shall continue in full force and effect in accordance with its terms.

     14. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements between California residents entered into and to be performed entirely within California.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                           MAGINET CORPORATION

                                    By:  /s/ James A. Barth
                                       ----------------------------------
                                    Name:    James A. Barth
                                         --------------------------------
                                    Title: Executive Vice President & CFO
                                          -------------------------------

"NEW SERIES D PURCHASERS"           EQUITY-LINKED INVESTORS - II

                                    By:  /s/ Frank J. Pados, Jr.
                                       -------------------------------
                                    Name:    Frank J. Pados, Jr.
                                         -----------------------------
                                    Title:  Executive Vice President
                                          ----------------------------

                                    U.S. GROWTH FUND PARTNERS C.V.

                                    By:  /s/ Roland A Van der Meer
                                       -------------------------------
                                    Name:    Roland A Van der Meer
                                         -----------------------------
                                    Title:  General Partner
                                          ----------------------------

                                    J.E. CAPITAL PARTNERS,
                                     a California Limited Partnership

                                    By:  /s/ Jarold A. Evans
                                       -------------------------------
                                      Jarold A. Evans, General Partner
                                         /s/ W. Patrick McDowell
                                    ----------------------------------
                                    W. Patrick McDowell



"SHAREHOLDER/HOLDER"                ----------------------------------

         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

"NEW SERIES D PURCHASERS"           ROTHSCHILD, INC.

                                    By:  /s/ Peter A. Fried
                                       -------------------------------
                                    Name:    Peter A. Fried
                                         -----------------------------
                                    Title:  Secretary
                                          ----------------------------

                                      /s/ Kenneth B Hamlet
                                    ----------------------------------
                                    Kenneth B. Hamlet

                                      /s/ James A. Barth
                                    ----------------------------------
                                    James A. Barth



                                    WS INVESTMENT COMPANY '96A

                                    By:  /s/ Thomas C. DeFillips
                                       -------------------------------
                                    Name:    Thomas C. DeFillips
                                         -----------------------------
                                    Title:  General Partner
                                          ----------------------------
                                      /s/ Thomas C. DeFiliips
                                    ----------------------------------
                                    Thomas C. DeFilipps



      [SUPPLEMENTAL SIGNATURE PAGE TO SERIES D INVESTORS RIGHTS AGREEMENT]
                                [Third Closing]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             AIA CAPITAL INVESTMENT CO,. LTD.

                                        By:    /s/ Thomas Tang
                                           --------------------------------

                                        Name:    /s/ Thomas Tang
                                             ------------------------------

                                        Title:      Director
                                              -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"                   /s/ Koya Aoi
                                        -----------------------------------
                                        KOYA AOI



         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             ____________________________________
                                        ALLAN ASHMEAD



         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"                  ASIA PACIFIC GROWTH FUND, L.P.

                                        By:  ASIA PACIFIC GROWTH FUND, L.P.

                                        By:  H & Q PACIFIC, G.P.
                                             GENERAL PARTNERS OF ASIA
                                             PACIFIC GROWTH FUND, L.P.

                                        By:  H & Q PACIFIC, LTD.
                                             GENERAL PARTNERS OF
                                             H & Q ASIA PACIFIC, G.P.
                                        By:  /s/ Ta-Lin Hsu
                                             ------------------------------
                                             TA-LIN HSU
                                             CHAIRMAN
                                             H & Q ASIA PACIFIC, LTD.


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.


"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             BANCORP HAWAII SMALL BUSINESS
                                        INVESTMENT COMPANY, INC.

                                        By:     /s/ Robert W. Paris
                                           ---------------------------------

                                        Title: President
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.


"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             ____________________________________
                                        CORNELIUS BOND


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             CLARION CAPITAL CORPORATION

                                        By:      /s/ M/M
                                           ---------------------------------

                                        Title: Vice President
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        _____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             COMSAT VIDEO ENTERPRISES, INC.

                                        By:__________________________________

                                        Title:_______________________________


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"                   /s/ Robert Creager
                                        ------------------------------------
                                        ROBERT CREAGER


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             CSK VENTURE CAPITAL CO., LTD. AS
                                        INVESTMENT MANAGER FOR CSK-1(A)
                                        INVESTMENT FUND

                                        By:   /s/ Chikayasu Ito
                                           ---------------------------------

                                        Title:    Senior Managing Director
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             CSK VENTURE CAPITAL CO., LTD. AS
                                        INVESTMENT MANAGER FOR CSK-1(B)
                                        INVESTMENT FUND

                                        By:   /s/ Chikayasu Ito
                                           ---------------------------------

                                        Name:  Chikayasu Ito
                                               -----------------------------

                                        Title: Senior Managing Director
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             DUNWOODIE FAMILY TRUST

                                        By:     /s/ Duane Dunwoodie
                                           ---------------------------------

                                        Title:  Trustee
                                                ----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.


"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             FESTIVAL COMPANY, INC.

                                        By:    /s/ Jansen Wiraatmaja
                                           ---------------------------------

                                        Title: Director
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             FREIDENRICH FAMILY TRUST

                                        By:  /s/ John Freidenrich
                                           ---------------------------------

                                        Title: Trustee
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             HAKMAN CAPITAL CORPORATION

                                        By:    /s/ Paul Hakman
                                           ---------------------------------

                                        Title: President
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"                   /s/ Peter Huang
                                        ------------------------------------
                                        PETER HUANG



         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             H & Q PPV INVESTORS, L.P.

                                        By:    /s/ Jackie Berterretcne
                                           ---------------------------------

                                        Title:  Attorney-in-fact
                                                ----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             ____________________________________
                                        ERIC HASS


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"                 /s/ Joseph Hrouda
                                        ------------------------------------
                                        JOSEPH S. HROUDA



         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             J.F. SHEA CO., INC.

                                        By:    /s/ Edmund Shea
                                           ---------------------------------

                                        Title:        Vice President
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"                  /s/ Willard L. Kauffman
                                        ------------------------------------
                                        WILLARD L. KAUFFMAN


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             THE WALTER LOEWENSTERN, JR.
                                        SEPARATE PROPERTY TRUST U/D/T
                                        DATED 2/2/90

                                        By:   /s/ Walter Loewenstern, Jr.
                                           ---------------------------------

                                        Title: Trustee
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             NIKKO CAPITAL CO., LTD

                                        By:   /s/ Masanobu Okabe
                                           ---------------------------------

                                        Title: General Manager
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             N.C. NO. 2, INVESTMENT PARTNERSHIP

                                        By:  /s/ Masanobu Okabe
                                           ---------------------------------

                                        Title:      General Manager
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             O'ROURKE INVESTMENT COMPANY

                                        By:_________________________________

                                        Title:______________________________


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             OSCCO III, L.P.

                                        By:   /s/ Steven Halprin
                                           ----------------------------------

                                        Title:  General Partner
                                                -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             POMONA CAPITAL, L.P.

                                        By:     /s/ Michael D. Granoff
                                           ---------------------------------

                                        Title:  Partner
                                                ----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             ROGERS FAMILY TRUST

                                        By:  /s/ Roy L. Rogers
                                           ---------------------------------

                                        Title:      Trustee
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             R & W VENTURES II

                                        By:   /s/ Roy L. Rogers
                                           ---------------------------------

                                        Title:      General Partner
                                               -----------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             SKANDIA LIFE INSURANCE
                                        COMPANY, LTD. (PUBL.)

                                        By:   authorized signature
                                           ---------------------------------

                                        Title:  Head of Equities
                                              ------------------------------


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             SOF VENTURE CAPITAL, L.P.

                                        By:   /s/ Michael D. Granoff
                                           ---------------------------------

                                        Title: _____________________________


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Amended and Restated Shareholders Agreement on the date first above written.

"COMPANY"                               MAGINET CORPORATION

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

"NEW SERIES D PURCHASERS"               EQUITY-LINKED INVESTORS - II

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        U.S. GROWTH FUND PARTNERS C.V.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                        REVOCABLE TRUST OF JAROLD A. EVANS

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        ____________________________________
                                        W. Patrick McDowell


"SHAREHOLDER/RIGHTS HOLDER"             SP VENTURE CAPITAL

                                        By:  /s/ Michael D. Granoff
                                           ---------------------------------

                                        Title: _____________________________


         [SIGNATURE PAGE TO FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT]

                                   Schedule A
                                   ----------

                            NEW SERIES D PURCHASERS
                            -----------------------

                         EQUITY-LINKED INVESTORS - II

                         U.S. GROWTH FUND PARTNERS C.V.

                         J.E. CAPTITAL PARTNERS,
                          a California Limited Partnership

                         W. Patrick McDowell

                         FESTIVAL COMPANY, INC.

                         ROTHSCHILD, INC.

                         Kenneth B. Hamlet

                         Peter Huang

                         James A. Barth

                         WS INVESTMENT COMPANY '96A

                         Thomas C. DeFilipps

                                   Schedule B
                                   ----------

                               RESTATED EXHIBIT A


              SHAREHOLDERS
              ------------
AIA Capital Investment Co., Ltd.
Koya Aoi
Allan Ashmead
Asia Pacific Growth Fund, L.P.
Bancorp Hawaii Small Business
  Investment Company, Inc.
James A. Barth
Cornelius Bond
Clarion Capital Corporation
Comsat Video Enterprises, Inc.
Robert Creager
CSK Venture Capital Co., Ltd. As Investment
  Manager for CSK-1(a) Investment Fund
CSK Venture Capital Co., Ltd. As Investment
  Manager for CSK-1(b) Investment Fund
Thomas C. DeFilipps
Dunwoodie Family Trust
Equity-Linked Investors II
Festival Company, Inc.
Freidenrich Family Trust
Hakman Capital Corporation
H & Q PPV Investors, L.P.
Kenneth B. Hamlet
Eric Hass
Joseph S. Hrouda
Peter Huang
J.E. Capital Partners, a California Limited Partnership
J.F. Shea Co., Inc.
Willard L. Kauffman
The Walter Loewenstern, Jr. Separate Property Trust
  U/D/T dated 2/12/90
W. Patrick McDowell
Nikko Capital Co., Ltd
N.C. No. 2, Investment Partnership
O'Rourke Investment Company
OSCCO III, L.P.
Pomona Capital, L.P.
Rogers Family Trust
R & W Ventures II
Rothschild, Inc.
SKANDIA Life Insurance Company, Ltd. (Publ.)
SOF Venture Capital, L.P.
SP Venture Capital
SP Offshore Venture Capital, L.P.
Sunset Partners, L.P.
Sunset Partners II, L.P.

       SHAREHOLDERS
       ------------
Sunset Partners III, L.P.
Unterberg Harris Interactive Media Limited
  Partnership C.V.
U.S. Growth Partners C.V.
Gunnar Wetlesen
Michael W. Wilsey
WS Investments 94A
WS Investment Company '96A



       ADDITIONAL RIGHTS HOLDERS
       -------------------------
The Mutual Life Insurance Company of New York
Namtor BVC L.P.
New York Life Insurance Company
Silicon Valley Bank
Waslic Company II
Hambrecht & Quist Guaranty Finance L.P.